                                                                      Exhibit 10




                        AMENDMENT NO. 2 AND WAIVER UNDER
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS AMENDMENT NO. 2 AND WAIVER UNDER CREDIT AGREEMENT (this "Amendment No. 2") is made the 21 day of February, 2003, by and among JLG INDUSTRIES, INC., a Pennsylvania corporation ("JLG"), and certain of its subsidiaries listed on Schedule 1 to the Credit Agreement (as defined below) (each, together with JLG, individually a "Borrower" and individually and collectively, the "Borrowers"); the Lenders listed on Schedule 2 to the Credit Agreement; Wachovia Bank, National Association, as administrative agent and documentation agent ("Administrative Agent") and BankOne, Michigan, as syndication agent ("Syndication Agent").

                                   BACKGROUND

                  Borrowers, Lenders, Administrative Agent and Syndication Agent entered into an Amended and Restated Credit Agreement dated June 17, 2002, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated August 30, 2002 (as amended and as may be further amended from time to time, the "Credit Agreement") to finance the Borrowers' working capital and general corporate requirements.

                  Borrowers, Lenders, Administrative Agent and Syndication Agent wish to make certain amendments to the Credit Agreement and grant certain consents under the Credit Agreement, as set forth herein and subject to the terms and conditions hereof.

                  In consideration of the foregoing and the premises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Definitions.

                           a. General Rule. Unless otherwise defined herein,
terms used herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

                           b. Additional Definitions. As of the Amendment No. 2
Effective Date, the following definitions are hereby added to Section 1.1 of the Credit Agreement to read in their entirety as follows:

                           "Amendment No. 2" means Amendment No. 2 to the Credit
                  Agreement by and among Borrowers, Lenders, Administrative Agent and Syndication Agent, dated February 21, 2003.

                           "Amendment No. 2 Effective Date" means the date on
                  which the conditions set forth in Paragraph 11 of Amendment No. 2 have been satisfied.

                           "BV" means JLG Europe BV, a private company with
                  limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Netherlands law.

                           "BVBA" means JLG Manufacturing Europe BVBA, a Belgian
                  corporation and a Borrower.

                           "Deed of Pledge of Shares" means the notarial deed of
                  pledge of shares, dated February 21, 2003 and made by Fulton Investments, L.P. in favor of the Administrative Agent and relating to the pledge of one hundred percent (100%) of the shares in the capital of BV and any additional deed of pledge required under Section 4.2(c) hereof, as such deed may be amended, extended, novated, restated, replaced or modified from time to time.

                           "European Borrower" means each of BV and BVBA, and
                  "European Borrowers" means collectively, BV and BVBA.

                           "Secured Parties" has the meaning assigned to it in
                  Section 4.12(b).

                           c. Amended Definitions. As of the Amendment No. 2
Effective Date, the following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as set forth below:

                           "Collateral Security Documents" means the collective
                  reference to the Security Agreement, the Pledge Agreement, and in relation to BV, the Deed of Pledge of Shares, and each other agreement or writing pursuant to which any Borrower or any Subsidiary purports to pledge or grant security interest in any property or assets securing the Obligations or any Person purports to guaranty the payment and/or performance of the Obligations.

                           "Commitment" means, as to any Lender, the obligation
                  of such Lender to make Loans hereunder in an aggregate principal or face amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2 hereto, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof; provided, that in connection with any Assignment and Acceptance, Schedule 2 shall be deemed to be amended to include the Lenders' information and Commitment amounts set forth in Administrative Agent's records.

                  2. Waiver. Section 10.4 of the Credit Agreement prohibits Borrowers from making Investments in any Person, subject to certain exceptions.
Section 10.4(a) of the Credit Agreement permits Borrowers to make Investments in Wholly-Owned Subsidiaries, so long as Investments by Borrowers in all non-Borrower Subsidiaries (other than Monetization Subsidiaries) do not exceed twenty percent (20%) of Adjusted Net Worth. Borrowers have made

Investments of approximately $76,800,000 in BV and $15,400,000 in BVBA (the "European Investments"), and approximately $16,400,000 in non-Borrower Subsidiaries other than BV and BVBA, which Investments exceeded 20% of Adjusted Net Worth. As of the Amendment No. 2 Effective Date, Required Lenders hereby consent to the European Investments and waive any Defaults or Events of Default arising under Section 10.4 of the Credit Agreement in connection with the European Investments.

                  3. Amended and Restated Schedule 2 to Credit Agreement. As of the Amendment No. 2 Effective Date, Schedule 2 to the Credit Agreement (Lenders and Commitments) is hereby amended and restated in its entirety as set forth on
Schedule 2 attached hereto.

                  4. Amendment to Section 4.12 (Security). As of the Amendment No. 2 Effective Date, Section 4.12 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

                  Section 4.12 Security/Joint and Several Creditor.

                  (a) Security. The Obligations of the Borrowers shall be secured under the Collateral Security Documents on a pari passu basis with the obligations of the Borrowers to Allfirst Bank under the Overdraft Facility, not exceeding a principal amount of $25,000,000.

                  (b) Administrative Agent as Joint and Several Creditor.

                       (i) For the purpose of the Deed of Pledge of Shares, each
                  of the Borrowers and each of the Lenders agree that the Administrative Agent (other than in its capacity as a Lender) shall be the joint and several creditor (hoofdelijk schuldeiser) (together with the relevant Lender) of each and every obligation of any Borrower towards each of the other Lenders and any other secured party (including without limitation all parties to Hedging Agreements with a Borrower or Borrowers) under the Loan Documents (collectively, the "Secured Parties") and that accordingly the Administrative Agent will have its own independent right to demand performance by the relevant Borrower of those obligations. However, any discharge of any such obligation to one of the Administrative Agent or the relevant Secured Party shall, to the same extent, discharge the corresponding obligation owing to the other.

                       (ii) Without limiting or affecting the Administrative
                  Agent's rights against any Borrower (whether under this Section or under any other provision of the Loan Documents), the Administrative Agent, under the terms of Section 12.4, shall be fully justified in failing or refusing to take any action in the protection or preservation of rights under or to enforce the Deed of Pledge of

                  Shares as contemplated by this Agreement and/or the Deed of Pledge of Shares (or to do any act reasonably incidental to any of the foregoing) unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the Deed of Pledge of Shares, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct.

                  (iii) It is agreed and understood that the expression "Lender" includes any assignees of Lenders that become party to the Loan Documents, whether such assignees become a party to the Loan Documents by an assignment of rights in accordance with
                  Section 13.10(b) (Assignment by Lenders) or otherwise.

                  5. Amendment to Section 10.1(f) (Limitations on Debt and Guaranty Obligations). As of the Amendment No. 2 Effective Date, Section 10.1(f) of the Credit Agreement is hereby amended to strike the reference to "Schedule 6.1(t)" and replace it with a reference to "Schedule 6.1(s)".

                  6. Amendment and Restatement of Section 10.4(a). As of the Amendment No. 2 Effective Date, Section 10.4(a) to the Credit Agreement is hereby amended and restated in its entirety as set forth below:

                  (a) Investments by Borrowers in other Borrowers and in Wholly-Owned Subsidiaries (including without limitation Monetization Subsidiaries) and Investments by Subsidiaries in Wholly-Owned Subsidiaries (including without limitation Monetization Subsidiaries) and in Borrowers, not otherwise permitted by this Section 10.4 (including without limitation the contribution of equipment and related assets or Monetization Assets between Borrowers in connection with Customer Financing transactions or Monetization Transactions); provided, however, that Investments in all non-Borrower Subsidiaries, other than Monetization Subsidiaries, by Borrowers (other than the European Borrowers) shall not exceed twenty percent (20%) of Adjusted Net Worth; provided, further that Investments in Monetization Subsidiaries (other than Monetization Subsidiaries formed in connection with a sale or discount of accounts receivable permitted under Section 10.6(d)) shall be limited to twenty-five percent (25%) of the fair market value of the Monetization Assets transferred to such Monetization Subsidiary; and provided, further, that: (i) Investments by domestic Borrowers in the European Borrowers and (ii) Investments by the European Borrowers in non-Borrower Subsidiaries, shall not exceed $150,000,000 outstanding at any time.

                  7. New Section 12.10. As of the Amendment No. 2 Effective Date, an additional Section 12.10 (Deed of Pledge of Shares) is hereby added to the Credit Agreement in its entirety:

                  12.10.  Deed of Pledge of Shares.

                  (a) The Administrative Agent as a Lender and as joint and several creditor with the relevant other Secured Parties or otherwise shall accept without investigation, requisition or objection such title as any Person may have to the undertaking, property and assets which are subject to the Deed of Pledge of Shares and shall not be bound or concerned to examine or enquire into nor be liable for any defect or failure in the title of any person whether such defect or failure was known to the Administrative Agent or might have been discovered upon examination or enquiry and whether capable of remedy or not nor for any failure on the part of the Administrative Agent to give notice to any third party of the Deed of Pledge of Shares or otherwise perfect or register the security thereby created.

                  (b) The Administrative Agent shall hold all rights, titles and interests that may now or at any time be mortgaged, pledged, charged, assigned or granted in favor of the Administrative Agent by or pursuant to the Deed of Pledge of Shares and the proceeds of any such security as agent for itself in its capacity as Lender and as agent for the Secured Parties and joint and several creditor with the relevant Secured Party from time to time in accordance with their respective rights under the Loan Documents. The obligations, rights and benefits vested or to be vested in the Administrative Agent by the Loan Documents or any document entered into in accordance with such documents shall (as well before as after enforcement) be performed (as the case may be) and exercised in accordance with the provisions of this Agreement.

                  (c) Each Lender (other than the Administrative Agent in its capacity as Lender) hereby authorizes the Administrative Agent to execute the Deed of Pledge of Shares as joint and several creditor.

                  8. Additional Section 13.26. As of the Amendment No. 2 Effective Date, an additional Section 13.26 is hereby added to the Credit Agreement in its entirety:

                  Section 13.26.  Judgment Currency.

                  (a) The Borrowers' obligations under the Loan Documents to make payments in U.S. Dollars or Alternate Currency, as applicable (the "Obligation Currency"), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Lenders of the full amount of the Obligation Currency expressed to be payable to the Lenders under the Loan Documents. If for the purpose of obtaining or enforcing judgment against any Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the day immediately preceding the day on which the judgment is given (such business day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date. If a payment (when converted into the Obligation Currency) actually received by any Lender exceeds the amount due to such Lender hereunder, such Lender shall repay the excess to the Borrowers.

                  (c) For purposes of determining any rate of exchange for this
                  Section 13.26, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                  9. Amendment to Section 13.5 (Consent to Jurisdiction). The following language is hereby added at the end of Section 13.5 of the Credit
Agreement:

                  To the extent that any Borrower has or hereafter may: (i) acquire any immunity from jurisdiction of any court of the Commonwealth of Pennsylvania or any Federal court sitting in Philadelphia County, Pennsylvania or from any legal process out of any such court (whether through service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or its property, or (ii) have any objection to the laying of the venue or of an inconvenient forum or any suit, action or proceeding, if brought in the Commonwealth of Pennsylvania or any Federal court sitting in any county in Philadelphia County, Pennsylvania under process served in accordance with this Credit Agreement or any Loan Document, each Borrower hereby irrevocably waives such immunity or objection in respect of any suit, action or proceeding arising out of or relating to any Loan Document.

                  10. Representations and Warranties. As of the Amendment No. 2 Effective Date, each Borrower (including the European Borrowers) hereby represents and warrants to Lenders as follows:

                           a. Representations. As of the Amendment No. 2
Effective Date, (i) the representations and warranties set forth in Article VI of the Credit Agreement, together with the applicable Schedules related thereto, as amended and restated by this Amendment No. 2, are true and correct in all material respects as of the Amendment No. 2 Effective Date, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date; (ii) no Event of Default or Default under the Credit Agreement (except that which has been waived in this Amendment No. 2), has occurred and is continuing; and (iii) no Borrower is aware of any Material Adverse Effect.

                           b. Power and Authority. Each Borrower has the power
and authority under the laws of its jurisdiction of incorporation or formation and under its respective formation documents to execute and perform this Amendment No. 2 and the other documents and agreements required hereunder (collectively, the "Amendment Documents"); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Amendment Documents have been taken; and each of the Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of each Borrower, enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state, federal or foreign debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

                           c. No Violations of Law or Agreements. The execution
and performance of the Amendment Documents by Borrowers in accordance with their respective terms will not: (i) violate any provisions of any applicable law or regulation, foreign, federal, state or local, or the formation or organizational documents of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower is a party or by which any of its property may be bound.

                  11. Conditions to Effectiveness of Amendment. This Amendment No. 2 shall be effective upon the date of Administrative Agent's receipt of the following documents, each in form and substance reasonably satisfactory to Administrative Agent:

                           a. Amendment No. 2. This Amendment No. 2 duly
executed by Borrowers, Required Lenders and Administrative Agent.

                           b. Overdraft Facility. An amendment to the
documentation evidencing the Overdraft Facility, effecting modifications of the Overdraft Facility that conform to the modifications to the Credit Agreement effected by Amendment No. 2 in all pertinent respects, in form and substance reasonably acceptable to Administrative Agent.

                           c. BV Pledge Agreement. A duly executed deed of
pledge, in form and substance satisfactory to Administrative Agent, from Fulton Investments, L.P. in favor of Wachovia, as collateral agent for the Lenders and Allfirst Bank, pledging one hundred percent (100%) of the shares of BV (the "BV Pledge Agreement"), together with all other documents necessary to effect and perfect such pledge.

                           d. BVBA Pledge Agreement. A duly executed pledge
agreement, in form and substance satisfactory to Administrative Agent, from BV and JLG Industries Gmbh, in favor of Wachovia, as collateral agent for the Lenders and Allfirst Bank, pledging one hundred percent (100%) of the shares of BVBA (the "BVBA Pledge Agreement"), together with all other documents necessary to effect and perfect such pledge, including without limitation a copy of the extraction from the shareholder register of BVBA.

                           e. Joinder Agreement. A duly executed joinder
agreement from European Borrowers, in the form of Exhibit F to the Credit Agreement, together with duly executed joinders to the Notes.

                           f. Dutch Opinion Letter. An opinion letter from Dutch
counsel to BV, addressed to Wachovia, as Administrative Agent under the Credit Agreement and collateral agent under the BV Pledge Agreement, and the Lenders, with respect to BV, the Amendment Documents, including without limitation the BV Pledge Agreement, and such other matters as the Lenders may request.

                           g. Belgian Opinion Letter. An opinion letter from
Belgian counsel to BVBA, addressed to Wachovia, as Administrative Agent under the Credit Agreement and collateral agent under the BVBA Pledge Agreement, and the Lenders, with respect to BVBA, the Amendment Documents, including without limitation the BVBA Pledge Agreement, and such other matters as the Lenders may request.

                           h. Opinion of Counsel to Fulton Investments, L.P.. An
opinion letter from in-house counsel to Fulton Investment, L.P., addressed to Wachovia, as Administrative Agent under the Credit Agreement and collateral agent under the BV Pledge Agreement, and the Lenders, with respect to Fulton Investment, L.P. and the BV Pledge Agreement, and such other matters as the Lenders may request.

                           i. Officer's Certificate. The Administrative Agent
shall have received a certificate of an officer acceptable to Administrative Agent of each European Borrower and Fulton Investment, L.P., certifying as to the incumbency and genuineness of the signature of each officer of such European Borrower (or Fulton Investment, L.P., as applicable) executing the Amendment Documents to which it is a party and certifying and attaching thereto:

(i) a true, correct and complete copy of formation or organizational documents of such European Borrower (or Fulton Investment, L.P., as applicable), (ii) a true, correct and complete copy of resolutions or other evidence of authorization duly adopted by the board of directors (or the equivalent) of such European Borrower (or Fulton Investment, L.P., as applicable) authorizing the execution, delivery and performance of this Amendment No. 2 and the other Amendment Documents to which it is a party.

                           j. Good Standing Certificates. Certificates of good
standing (or the equivalent) for each European Borrower and Fulton Investment, L.P. from its jurisdiction of formation.

                  12. Affirmative Covenant. Borrowers hereby covenant and agree to deliver to Administrative Agent within thirty (30) days after the date of this Amendment No. 2 an opinion letter from Cayman Islands counsel to Fulton Investment, L.P., addressed to Wachovia, as Administrative Agent under the Credit Agreement and collateral agent under the BV Pledge Agreement, and the Lenders, with respect to Fulton Investment, L.P., the BV Pledge Agreement, and such other matters as the Lenders may request.

                  13. Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as amended or waived by this Amendment No. 2, and (ii) agree that the terms and conditions of the Credit Agreement and the Collateral Security Documents shall continue in full force and effect as amended hereby.

                  14. Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT NO. 2, BORROWERS REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AMENDMENT NO. 2, THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH:

                           a. EACH BORROWER WAIVES ANY AND ALL SUCH CLAIMS,
OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT NO. 2; AND

                           b. EACH BORROWER RELEASES AND DISCHARGES THE
ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATION, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, OTHER THAN OBLIGATIONS UNDER THE LOAN DOCUMENTS.

                  15. Miscellaneous.

                           a. Borrowers agree to pay or reimburse Administrative
Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 2.

                           b. This Amendment No. 2 shall be governed by and
construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

                           c. This Amendment No. 2 may be executed in any number
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

                           d. Except as expressly set forth herein, the
execution, delivery and performance of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof, nor shall the Lenders' consents or waivers set forth herein nor anything contained herein be construed as or constitute a consent to or waiver of any further provision of the Credit Agreement; the consents and waivers granted hereby are limited to the matters and the periods set forth herein.

                  IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 the day and year first above written.

Attest:                                 JLG INDUSTRIES, INC.


By:                                     By:
        --------------------------              --------------------------
        Name:  Thomas D. Singer                 Name:
        Title: Secretary                        Title:


Attest:                                 FULTON INTERNATIONAL, INC.


By:                                     By:
        --------------------------              --------------------------
        Name:  Thomas D. Singer                 Name:
        Title: Secretary                        Title:


Attest:                                 JLG EQUIPMENT SERVICES, INC.


By:                                     By:
        --------------------------              --------------------------
        Name:  Thomas D. Singer                 Name:
        Title: Assistant Secretary              Title:


Attest:                                 GRADALL INDUSTRIES, INC.


By:                                     By:
        --------------------------              --------------------------
        Name:  Thomas D. Singer                 Name:
        Title: Assistant Secretary              Title:


Attest:                                 THE GRADALL COMPANY


By:                                     By:
        --------------------------              --------------------------
        Name:  Thomas D. Singer                 Name:
        Title: Assistant Secretary              Title:



                             [EXECUTIONS CONTINUED]

Attest:                                 ACCESS FINANCIAL SOLUTIONS, INC.


By:                                     By:
        --------------------------              --------------------------
        Name:                                   Name:
        Title:                                  Title:


Attest:                                 JLG EUROPE BV


By:                                     By:
        --------------------------              --------------------------
        Name:                                   Name:
        Title:                                  Title:


Attest:                                 JLG MANUFACTURING EUROPE BVBA


By:                                     By:
        --------------------------              --------------------------
        Name:                                   Name:
        Title:                                  Title:


                             [EXECUTIONS CONTINUED]

                                        LENDERS

                                        WACHOVIA BANK, NATIONAL ASSOCIATION as
                                        Administrative Agent, Documentation
                                        Agent and Lender

                                        By:
                                                --------------------------------
                                                Name:
                                                Title:

                                        BANK ONE, NA, successor by merger to
                                        Bank One, Michigan, individually as a
                                        Lender and in its capacity as
                                        Syndication Agent

                                        By:
                                                --------------------------------
                                                Name:
                                                Title:

                                        JP MORGAN CHASE BANK, successor by
                                        merger to THE CHASE MANHATTAN BANK,
                                        N.A., as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:



                                        BANCO ESPIRITO SANTO, S.A., NASSAU
                                        BRANCH, as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                             [EXECUTIONS CONTINUED]

                                        ALLFIRST BANK, f/k/a The First National
                                        Bank of Maryland, as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:

                                        HARRIS TRUST AND SAVINGS BANK, as a
                                        Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:



                                        NATIONAL CITY BANK OF PENNSYLVANIA, as a
                                        Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:



                                        COMERICA BANK, as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:



                                        CITIZENS BANK OF PENNSYLVANIA, as a
                                        Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:

                             [EXECUTIONS CONTINUED]

                                        SUNTRUST BANK, ATLANTA, as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:

                                        BANK HAPOALIM B.M., as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:



                                        CREDIT SUISSE FIRST BOSTON, as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        THE BANK OF NEW YORK, as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                        as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:



                             [EXECUTIONS CONTINUED]

                                        CREDIT LYONNAIS NEW YORK BRANCH, as a
                                        Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:

                                        ERSTE BANK, as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        STANDARD FEDERAL BANK, N.A., as a Lender


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        SUNBANK, as a Lender

                                        By:
                                                --------------------------------
                                                Name:
                                                Title:

                                   SCHEDULE 2

                            (Lenders and Commitments)


                 LENDER                                     COMMITMENT                       COMMITMENT
                                                            PERCENTAGE
Wachovia Bank, National Association                            13.0%                         32,500,000
301 South College Street (TW-10)
Charlotte, NC  28288-0760                                                               Swingline Commitment
Attention:    Syndication Agency Services                                                    $20,000,000
Telephone No.:  (704) 383-7698
Telecopy No.:  (704) 383-0288

Bank One, Michigan                                             7.0%                          17,750,000
611 Woodward Avenue, 2nd Floor
M11-8074
Detroit, MI  48226
Attention:    Pat Dumphy
Telephone No.:  (313) 225-1940
Telecopy No.:  (313) 225-1212

Banco Espirito Santo e Comercial                               2.0%                           5,000,000
29th Floor
320 Park Avenue
New York, NY  10022
Attention:    Terry Hull
Telephone No.:  (212) 702-3430
Telecopy No.:  (212) 750-3999

Allfirst Bank                                                  3.0%                           8,000,000
2055 South Queen Street
MC 182-02-01
York, PA  17403
Attention:    Kellie Matthews
Telephone No.:  (717) 771-4905
Telecopy No.:  (717) 771-4914

SunBank                                                        1.0%                           3,500,000
90 Maynard Street
Williamsport, PA  17701
Attention:    Michael Vuocolo
Telephone No.:  (570) 329-5607
Telecopy No.:  (570) 322-3308

Harris Trust & Savings Bank                                    6.0%                          15,500,000
111 West Monroe Street
10th Floor West
Chicago, IL   60603-0755
Attention:    Helen Dimitriou
Telephone No.:  (312) 461-5304
Telecopy No.:  (312) 461-5225

National City Bank of Pennsylvania                             6.0%                          15,500,000
National City Center
20 Stanwix Street
Pittsburgh, PA  15222-4802
Attention:    Debra Riefner
Telephone No.:  (412) 644-8880
Telecopy No.:  (412) 644-8889

Comerica Bank                                                  6.0%                          15,500,000
Comerica Tower,
Detroit Center
500 Woodward Avenue
MC3280, 9th Floor
Detroit, MI  48226-3280
Attention:    Jeff Lafferty
Telephone No.:  (313) 222-7806
Telecopy No.:  (313) 222-3330

Citizens Bank of Pennsylvania                                  9.0%                          23,000,000
10 S. 2nd Street
Harrisburg, PA  17101
Attention:    Joseph Butto
Telephone No.:  (717) 777-3357
Telecopy No.:  (717) 777-3363

JP Morgan Chase Bank                                           8.0%                          20,750,000
1975 Lake Street
Elmira, NY  14901
Attention:    Christine M. McLeod
              Vice President
Telephone No.:  (607) 734-7824
Telecopy No.:  (607) 734-7645

SunTrust Bank                                                  4.0%                          11,000,000
919 East Main Street
Richmond, VA  23219
Attention:    Steve Derby
Telephone No.:  (804) 782-7348
Telecopy No.:  (804) 782-5413

Bank Hapoliam BM (New York)                                    3.0%                           8,000,000
1177 Avenue of the Americas
12th Floor
New York, NY  10036-2790
Attention:    Laura Anne Rafa
Telephone No.:  (212) 782-2177
Telecopy No.:  (212) 782-2382

Credit Suisse                                                  9.0%                          22,000,000
[Address]
Attention:
Telephone No.:
Telecopy No.:

The Bank of New York                                           4.0%                          11,000,000
One Wall Street
18th Floor
New York, NY  10286
Attention:    Walter Parelli
Telephone No.:  (212) 635-6820
Telecopy No.:  (212) 635-7978

Bank of Tokyo - Mitsubishi Trust Company                       4.0%                          11,000,000
1251 Avenue of the Americas
U.S. Corporate Banking Division
15th Floor
New York, NY  10020-1104
Attention:    Karen Opsolinski
Telephone No.:  (212) 782-4798
Fax:     (212) 782-6445

Credit Lyonnais                                                4.0%                          11,000,000
2200 Ross Avenue
Suite 4400 West
Dallas, TX  75201
Attention:    Brian Myers
Telephone No.:  (214) 220-2308
Fax:     (214) 220-2323

Erste Bank                                                     3.0%                           8,000,000
280 Park Avenue
32nd Floor, West Building
New York, NY  10017
Attention:    Bob Wagman
Telephone No.:  (212) 894-5663
Fax:     (212) 984-5627

Standard Federal Bank, N.A.                                    4.0%                          11,000,000
27777 Inkster Road
MC 10-36
Farmington Hills, MI  48333
Attention:    Kathleen Hallberg
              Inside Counsel
Telephone No.:  (248) 822-5707
Fax:     (248) 473-4345